NAREIT REITWeek

June 6-7, 2017


1610
33 Logistics Park (Amazon), Lehigh Valley, PA

DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



NOTE: ALL DUKE REALTY PROPERTY STATISTICS HEREIN REPRESENT INDUSTRIAL PORTFOLIO ONLY

Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$13 billion

465 modern facilities; 135 million Sq Ft



Point West Industrial Park (DFW Submarket), Dallas, TX
(Samsung USA Mobile Device Distribution)

Baa1/BBB+ credit ratings; very strong corporate governance

21 major U.S. logistics markets; 940 Tenants

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ 45 Year Development Track Record; Significant Value Creation
- ✓ Core Portfolio supports Low Volatility, Property NOI Growth
- ✓ Best in Class Balance Sheet; Consistent AFFO Growth
- ✓ Conservative Dividend Payout Ratio with Dividend Upside


5501

Chesapeake Commerce 5501 (Amazon), Baltimore, MD

Industrial Advantage

45 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN, BULK DISTRIBUTION	big-box focus resulting in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and highly occupied development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product

Total Shareholder Return Outperformance


One Year
28%
25%
6%
22%
19%
DRE
Comps
RMS
S&P400
S&P 500
Three Years
83%
52%
26%
32%
35%
DRE
Comps
RMS
S&P 400
S&P 500
Five Years
159%
120%
66%
104%
105%
DRE
Comps
RMS
S&P 400
S&P 500

- *All results as of 5/19/17.*
- *Comps include DCT, EGP, FR, LPT, PLD, STAG and TRNO, on a market-cap weighted basis*


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce	70-80% correlated to modern, larger box[2] absorption	12-15%[3]	
Retail Sales[4]	50-70%	4-5%[4]	
GDP	50-70%	2.0-2.2%[5]	
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50-60%	1.5-2.0%[6]	

(1) Per CoStar Portfolio Strategy "Leading Economic Indicators" for logistics ; (2) Modern, larger box defined as >1995 age and 250K+ SF size, correlation assumes 1-4 quarter lead; (3) Forecasts per CoStar; (4) Retail Sales represents "Retail Sales & Food services, ex Auto & Gas", per Census Bureau and CoStar; (5) Per 3/15/17 FOMC projections; (6) Represents 2017 forecast for industrial production; per Moody's Analytics.

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately 292 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



24
29
31
30
38
42
51
58
67
77
89
Projected cumulative 292 million square feet through 2020
2010
2012
2014
2016
2018
2020

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes continued E-comm sales growth from 2015-2016 run rate of 15%

Demand: E-Commerce warehousing different from traditional distribution – requires more square footage

E-commerce sales requires approximately 3x the square footage[1] in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

Traditional Warehousing Inventory
(stacking, pallets)



E-Commerce Inventory
(aisles, bins, SKU's, returns)



(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the two distribution models.

Supply: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop


Under Construction (MSF)*
200
160
120
80
40
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
UC % of Stock
Under Construction as % of Stock
3%
2%
1%
0%

Total Under Construction as % of Stock at 1.5% compared to nearly 2% at the last peak

+

Vacancy Rates today at ~5% are 300 basis points lower than last peak

=


Market Rent Growth (Y/Y)*
2.8%
1.8%
-0.9%
-4.3%
-2.9%
-0.2%
1.7%
3.6%
5.1%
6.2%
6.4%
4.0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Stronger Rent Growth this cycle

Source: CoStar's all industrial *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S. OMB. As of 5/15/2017


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

- Diversified in 21 major industrial logistics markets

- Growth focus in Tier 1 markets
- 52% Tier 1 market exposure


Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
Northern California
Chicago
Columbus
New Jersey
Indianapolis
Baltimore
Washington DC
St. Louis
Cincinnati
Southern California
Nashville
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by Investment Basis
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Size Exposure (at pro rata ownership)

(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
284
40
165
79
PLD
119
6
63
50
DRE
83
12
44
27
LPT
66
10
41
15
DCT
62
16
31
15
FR
62
3
48
11
STAG
36
20
16
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q1 supplemental reports. Square feet by size allocations per CoStar database.

Average Building Size

(000's square feet)



80
118
171
175
175
202
281
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q1 2017 company supplementals (LPT and EGP per CoStar May, 2017). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE
11
LPT
16
DCT
19
EGP
21
PLD
22
FR
24
STAG
29

Source: Per CoStar database based on wtd avg RBA basis, flex & industrial, in-service, only; May 2017. DRE per internal records. No adjustment for partial property ownership interests.

Modern Portfolio Advantage | 32'+ Clear Height Capturing Outsized Demand

Portfolio Average Clear Height

(in feet)



Peers
27
DRE
31



32'+ Clear Height driving majority of absorption growth, contributing to strong second generation leasing and development opportunities.
DUKE REALTY PORTFOLIO BEST POSITIONED

Ceiling Clear Height Stratification



60%
50%
40%
30%
20%
10%
0%
Duke Realty
Duke Peers
U.S. 54 Major Metros
2%
19%
31%
12%
24%
24%
27%
28%
23%
42%
20%
16%
17%
9%
6%
0-23 feet
24-27 feet
28-31 feet
32-35 feet
>35 feet

32'+ Clear Height Ranking

(as % of each data set total portfolio)



59%
29%
22%
DRE
Peers
CoStar54

% of Total Absorption Represented By 32'+ Clear Height

(as % of CoStar54 total inventory)



70%
50%
30%
10%
68%
55%
% Since 2016
% Since 2014

Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of May 2017; DRE Q1 2017 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2012 - 2016)



5%
8%
11%
9%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$5.64
2005 or Newer
$6.06
7.5% higher rents

*Asking rents for logistics facilities only. Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are equal-weighted at the building level, not weighted by market size.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
13%
11%
13%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2007 - 2016)

Duke Realty Average Building Improvements**

(per square foot)



-- Size Stratification --
$0.15
$0.06
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total
-- Age Stratification --
$0.02
$0.08
$0.13
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2007 - 2016)

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

In-Service Occupancy Trend

(in-service assets)



95.3%
96.4%
96.5%
97.7%
97.9%
2013
2014
2015
2016
Q1 2017

Key Metrics Driving Performance[1]

97.9% Record Occupancy

18% average rent growth

79% average lease renewal rate

7.6 years average lease term at signing

(1) Statistics above since 1/1/2016; Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts.

5.4 years average lease term remaining

(representative of all leases in-place at 3/31/2017)

Tenant Profile and Risk Management

Rank	Tenant	Industrial AGLV	% of Total Industrial AGLV
1	Amazon.com	$ 28.9	5.8%
2	Home Depot	8.7	1.8%
3	NFI Industries	8.5	1.7%
4	Crate and Barrel	8.2	1.7%
5	Wayfair, LLC	6.2	1.2%
6	HD Supply Inc	5.8	1.2%
7	Hachette Book Group, Inc.	5.6	1.1%
8	Wal Mart	5.5	1.1%
9	Mars	5.3	1.1%
10	Restoration Hardware	5.1	1.0%
	Total	**$ 87.8**	**17.7%**



Chemical Products 2%
Health Services 2%
Other(1) 4%
Publishing 3%
Technology 3%
Textiles 4%
Transportation 18%
Food Products 6%
Manufactured Products 17%
Consumer Services 7%
Wholesale Goods 7.9%
Retail 11.3%
E-commerce 15%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
  - ***Bad debt expense since 2007 has averaged only 0.20%***
- Watch-lists
- Biannual business unit review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

15% of tenant base e-commerce oriented… and growing

46% of development starts since 2013 e-commerce related

540,000 square feet average e-commerce lease size since 2013

Fulfillment Center Re-Use – Conversion to Traditional Distribution

MD: Alternative to previous slides


1,429 CAR PARKING
32 MOTORCYCLE PARKING
442 CAR PARKING
BULK DISTRIBUTION
1,016,000 SF
58 DOCK DOORS / 2 DRIVE-IN DOORS
141 TRAILER PARKING
122 TRAILER PARKING
44 CAR PARKING
22 CAR PARKING
114 DOCK DOORS / 2 DRIVE-IN DOORS
29 DOCK DOORS
1 DRIVE-IN DOOR
149 CAR PARKING
129 CAR PARKING
BULK DISTRIBUTION CENTER
1,016,000 SF
EXPANSION
250,000 SF
124 CAR PARKING
120 DOCK DOORS / 2 DRIVE-IN DOORS
23 DOCK DOORS
1 DRIVE-IN DOOR
24 CAR PARKING
36 CAR PARKING
150 TRAILER PARKING

- 1,016,000 SF bulk industrial facility
- 58 dock doors, 2 drive-in doors
- 141 trailer spaces
- 1,871 car spaces
- Single tenant user

- 1,266,000 SF with expansion, 25% more coverage
- 286 dock doors, 6 drive-in doors
- 272 trailer spaces
- 528 car spaces
- 1 – 4 tenants

Fulfillment Center and Adaptive Re-Use



E-Commerce Fulfillment Center:

- 40’ clear height
- 3 levels with mezzanine
- 8” non-reinforced concrete slab



Traditional Distribution Space:

- 50’ x 54’ typical bays
- Traditional racking
- Flexibility in pallet rack configurations




Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

45 YEARS	of development experience
STRATEGIC LAND	locations that can support approximately 34 million square feet of industrial development (including land options)
70% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities . . 40% of current pipeline e-commerce related
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

96 development projects since 2010

$2.3B investment since 2010

Yields and profit margins of 6.7% and 20%, respectively[(1)]

$472 million estimated value creation[(2)]

60% of projects build-to-suit; 65% of projects > 50% pre-leased

(1) Based on stabilized cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records



Select Recent Industrial Development Projects



Southern California – Mid Counties
- 477,000 SF build-to-suit



Chicago
- 2.2 million SF in five projects
- Three build-to-suits
- Two spec developments currently 73% leased



Columbus
- 1.7 million SF in three projects
- Two build-to-suits
- One spec development; currently 100% leased



Pennsylvania
- Two spec developments in Lehigh Valley
- 1.1 million SF, 0% pre-leased, currently 100% leased
- 630,000 SF, 0% pre-leased



Southern California – South Bay
- One spec development
- 201,000 SF; 0% pre-leased



Indianapolis
- 2.1 million SF in five projects
- Three build-to-suits
- Two spec developments currently 23% leased



New Jersey
- One spec development near Port of NY/NJ
- 495,000 SF
- 0% pre-leased; currently 100% leased



Atlanta
- Three spec developments
- 1.4 million SF
- 0% pre-leased; currently 76% leased



Dallas
- 1.4 million SF in three projects
- Two build-to-suits
- One spec development currently 58% leased



Southern California – Inland Empire
- 1.6 million SF in two projects
- One build-to-suit (1.2 million SF)
- One spec development; 0% pre-leased



Savannah
- 1.4 million SF build-to-suit



South Florida
- Five spec developments
- 576,000 SF
- 0% pre-leased; currently 71% leased



Houston
- 1.0 million SF build-to-suit

Speculative Development: Proven execution

30 speculative projects since 2010

$625 million investment; 25% margins

Successful lease-up …average stabilization 8 months after in-service

14% average pre-leased at start; 90% leased at 3/31/2017


Duke
REALTY

In-Fill Redevelopment: Core Expertise

- 27 industrial projects
- 7.4 million square feet
- $600 million investment
- 30% profit margins

Example In-fill Redevelopment Process – Port of Baltimore



(1)
(2)
(3)
(4)
Chesapeake Commerce 2010 (Amazon.com) 1,017,350 SF
Chesapeake Commerce 5003 344,470 SF
Chesapeake Commerce 5501 (Amazon.com) 346,408 SF
Chesapeake Commerce 5901 117,601 SF
Holabird Avenue
Chesapeake Commerce 5900 169,000 SF
Chesapeake Commerce 1500
95
4.4 miles
Broening Highway

Strong Relative Development Pipeline

Total U.S. Pipeline Size

(in $ millions)



$786
$781
$450
$273
$136
$113
DRE
PLD
LPT
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q12017 and historical company supplementals

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
64%
3 Yr Avg !
39%
peer
3 yr avg
DRE
PLD
LPT
DCT
FR
EGP


BRIDGE
PREMIER
Miami Logistics Industrial Center, Miami, FL

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKETS	focused on growth in Tier 1, primarily high barrier markets, such as Southern California, Northern New Jersey and South Florida
PRODUCT	Modern, Class A distribution product and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	Core, value add, or opportunistic
PLATFORM	Use acquisitions to build economies of scale and leverage regional operations and development platform in targeted markets
RELATIONSHIPS	Leverage relationships with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	Internal due diligence teams and excellent access to capital allow for a highly efficient due diligence and funding process

Southern California Acquisition

- Recycled disposition proceeds into Tier 1 market, modern logistics portfolio
- Newly constructed, 75% leased, four-buildings totaling 752,000 SF
  - Lease signed for remaining 25% immediately after closing
- IE West & San Gabriel Valley submarkets - vacancy 2 to 3%. Lease escalators of 3%.







SAN BERNARDINO COUNTY
1589 EAST 9TH STREET POMONA
9189 UTICA AVENUE RANCHO CUCAMONGA
7953 CHERRY AVENUE FONTANA
9988 REDWOOD AVENUE FONTANA
Fontana
Rialto
San Bernardino
San Bernardino International Airport
Redlands
Rancho Cucamonga
Ontario International Airport
Chino
Mira Loma
Riverside
Moreno Valley
DUKE REALTY IDENTIFIED SUBMARKETS
San Gabriel Valley
Inland Empire West
Inland Empire East

South Florida Acquisition

- Three vacant projects totaling 677,000 square feet; construction completed in March; acquired in April
- In-fill distribution submarket with direct access to both Florida's Turnpike and I-75
- Significant lease-up and rent escalations potential as submarket vacancy is 3%




MIAMI LOGISTICS
INDUSTRIAL CENTER


Miramar
BROWARD CO.
DADE CO.
Hallandale
North
Miami Beach
North
Miami
Hialeah
Miami
Miami
Beach
MIAMI LOGISTICS
INDUSTRIAL CENTER




AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Strong NOI Performance and Outlook - Driving NAV Growth

Steady Same Property NOI Growth



3.3%
4.3%
4.3%
6.7%
5.7%
2013
2014
2015
2016
Q1 2017

Continued Strong Rent Growth

(Represents growth in annual net effective rent on new and renewal leases)



4.3%
9.7%
10.1%
16.7%
23.7%
2013 (1)
2014 (1)
2015
2016
Q1 2017

(1) Based on renewal leases only.

NOI Upside in Current Portfolio



17% to 22% Potential NOI Growth
$444
$470-$490
6 to 10% growth
$520-$540
8 to 12% growth
2016
2017
Future

Operating Assumptions

- Annual rent escalations 2.0 – 2.5%
- Second generation leasing rent growth

Investment Assumptions

- Stabilization of recent developments placed in-service and acquisitions
- Stabilization of 3/31/17 development pipeline
  - $786M; 72% leased; $366M cost to complete

Note: No future development starts or acquisitions included

Consistent Cash Flow Growth | Dividends Integral to Investment Returns

AFFO
- 6% CAGR[(1)] 2012-2016 with major asset repositioning and de-leveraging. Normalized AFFO growth rate expected to return for 2018-2019.

Regular Dividends
- Regular common dividend rate raised 5.9% and 5.6% in Q4 2015 and Q4 2016, respectively.

Special Dividends
- Significant dispositions in 2015 contributed to $70 million. 2017 special dividend from MOB sale estimated between $250-$725 million.



($ in millions)
$185
$228
$223
$296
$231
$330
+$70
$241
$355
$258
$378
+$725
Special Dividend Range
+$250
$275
$395(2)
2012
2013
2014
2015
2016
2017 Guidance mid-point

	2012	2013	2014	2015	2016	2017 Guidance mid-point
AFFO Payout	83%	76%	71%	68%	69%	70%
Wtd Avg Shares	276.0	329.7	343.5	352.2	357.1	362.1

(1) Represents compounded annual growth rate of AFFO on a shared-adjusted basis. (2) 2017 AFFO approximates 2017 Range of Estimates "Growth in AFFO" mid-point of 2.9%.


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

$ in millions

Moody's	S&P
Baa1	**BBB+**
(stable outlook)	(stable outlook)

PROFORMA CAPITALIZATION

(in $ millions at 3/31/17, excludes unconsolidated JV debt)


Unsecured debt
$1,833
Secured debt
$367
19%
81%
Common equity
at market value
(3/31/17)
$9,428

$1,190 reduction in total debt plus cash remaining of $1,265

3/31 PROFORMA(1) DEBT MATURITIES


Repaid:
2018 6.5%
Bonds $286
17% of debt matures
through 2020
Repaid:
Line of credit $237
Term Loan $250
2020 6.75% bonds
$129
$57
$39
$279
$15
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Average Interest Rate
5.91%
2.99%
7.57%
5.85%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

(1) Proforma adjustments to show effect of debt repaid in 2017 on maturities and rates in year of maturity

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio[(1),(2)]



Average: 4.1x
4.2x
4.6x
4.7x
4.0x
3.8x
3.8x
4.0x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[(1),(2)]



Average: 6.0x
5.3x
4.5x
6.3x
6.6x
5.6x
5.6x
6.1x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Debt Profile[(3)]

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	**84 / 16**	**88 / 12**	**4.3**
PLD	85 / 15	77 / 23	3.1
EGP	89 / 11	77 / 23	3.6
DCT	86 / 14	90 / 10	4.6
LPT	96 / 4	90 / 10	4.0
FR	82 / 18	67 / 33	4.5

Refinancing upside to current rates

AFFO Payout Ratio[(4)]



Average: 77%
70%
79%
79%
74%
71%
83%
DRE
PLD
EGP
DCT
FR
LPT

(1) Peers are 3/31/17 current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 3/31/17 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized, DRE Forecast TTM Proforma.
(3) Source: 3/31/17 Company Supplementals. Figures in %'s.
(4) Source: Average of Factset and SNL as of 5/17/17. Based on consensus dividend and consensus median AFFO estimates. DRE based on current dividend rate and mid-point of AFFO growth (share-adjusted) expectations.


Duke
REALTY

Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 281,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Development starts have averaged $445 million since 2012 and averaged 65% pre-leased. Estimated margins historically near 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.2% CAGR in AFFO for last 5 years with strong portfolio dynamics to drive continued growth

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last two years (5.9% and 5.6%, respectively) and positioned for future increases

✓ Investors have endorsed the strategy and execution

- Total return outperformance over 1, 3 and 5 year periods

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

21 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$198M 2016 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,370 TOTAL 2016 ASSOCIATE VOLUNTEER HOURS

Governance

GOVERNANCE QUALITY SCORE OF "1"**

OVER 30% FEMALE BOARD MEMBERS

PART OF GLOBAL WOMEN'S INDEX FUND

** ISS QualityScore based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. For 2013-2016, DRE's score ranked in the top 10% of firms comprising the Russell 3000 (excluding S&P 500 firms).

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of business combinations, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ("AFFO"): AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings, including share of joint ventures, before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to business combinations, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those properties that were owned and in-service as of January 1, 2016, and held as in-service properties through the end of the reporting periods shown. In addition to excluding properties that have been sold or identified as held-for-sale through the end of the reporting periods shown, we also exclude properties where revenues from lease buyouts in excess of $250,000 have been recognized in either the full calendar year 2016 or year-to-date calendar year 2017.

FFO, Core FFO and AFFO

(in thousands)

	2017 Guidance	2016 Actual	2015 Actual	2014 Actual	2013 Actual	2012 Actual
Net income attributable to common shareholders	$ 1,616,000	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Add back:						
Noncontrolling interest in earnings of unitholders	16,000	3,089	6,404	2,627	2,094	—
Net Income Attributable to Common Shareholders-Diluted	**$ 1,632,000**	**$ 315,232**	**$ 621,714**	**$ 207,520**	**$ 155,138**	**$ (126,145)**
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 1,616,000	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Adjustments:						
Depreciation and amortization	279,000	317,818	320,846	384,617	409,050	379,419
Joint Venture share of adjustments	8,000	(40,405)	13,336	(56,422)	(19,987)	32,795
Gains on property sales, net of taxes and impairments	(1,500,000)	(159,979)	(651,941)	(167,947)	(192,421)	(13,811)
Noncontrolling interest share of adjustments	12,000	(1,157)	3,265	(2,030)	(2,645)	(7,054)
NAREIT FFO Attributable to Common Shareholders - Basic	415,000	428,420	300,816	363,111	347,041	265,204
Noncontrolling interest in income of unitholders	16,000	3,089	6,404	2,627	2,094	(2,273)
Noncontrolling interest share of adjustments	(12,000)	1,157	(3,265)	2,030	2,645	7,054
Other potentially dilutive securities						
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 419,000**	**$ 432,666**	**$ 303,955**	**$ 367,768**	**$ 351,780**	**$ 269,985**
Gain on land sales, including share of joint ventures	(5,000)	(13,040)	(35,054)	(10,441)	(9,547)	—
Gain on non-depreciable property sale - joint venture	—	(6,156)	—	—	—	—
Loss on debt extinguishment, including share of joint ventures	25,000	35,526	85,713	283	9,433	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	13,752	5,932	5,730
Land impairment charges, including joint ventures	—	14,299	41,637	33,700	3,777	—
Other income tax items	—	—	—	—	(641)	(103)
Overhead restructuring charges	—	—	7,422	—	—	2,664
Promote income	—	(26,299)	—	—	—	—
Acquisition-related activity	—	(7,176)	8,499	1,099	3,093	4,192
Core FFO Attributable to Common Shareholders - Diluted	**$ 439,000**	**$ 429,820**	**$ 412,172**	**$ 406,161**	**$ 363,827**	**$ 282,468**
Adjusted FFO						
Core FFO - Diluted	$ 439,000	$ 429,820	$ 412,172	$ 406,161	$ 363,827	$ 282,468
Adjustments:						
Straight-line rental income and expense	(15,000)	(17,107)	(23,232)	(22,170)	(17,552)	(24,759)
Amortization of above/below market rents and concessions	1,000	1,526	3,659	5,348	9,054	8,867
Recurring capital expenditures	(54,000)	(60,894)	(61,693)	(81,447)	(82,799)	(61,240)
Other	24,000	24,749	23,804	22,127	23,917	22,277
Adjusted FFO - Diluted	**$ 395,000**	**$ 378,094**	**$ 354,710**	**$ 330,019**	**$ 296,447**	**$ 227,613**
Dividends Declared (Excluding Special Dividends)	$ 275,000	$ 257,822	$ 241,293	$ 231,178	$ 223,286	$ 185,183
Special Dividends	$ 250,000 - 725,000	$ —	$ 69,055	$ —	$ —	$ —

Reconciliation of Property Net Operating Income and Same Property Net Operating Income

(unaudited and in thousands)

Property Net Operating Income (Industrial Only)	Twelve Months Ended December 31, 2016
Income from continuing operations before income taxes	$ 312,682
Share of property NOI from unconsolidated joint ventures	14,763
Income and expense items not allocated to segments	286,984
Earnings from service operations	(8,343)
Properties not included and other adjustments	(162,084)
Property NOI	**$ 444,002**

Same Property Net Operating Income (Industrial Only)

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016
Income from continuing operations before income taxes	$ 72,913	$ 43,948
Share of same property NOI from unconsolidated joint ventures	4,913	5,269
Income and expense items not allocated to segments	89,616	101,583
Earnings from service operations	(1,775)	(2,231)
Properties not included and other adjustments	(57,414)	(46,107)
Same property NOI	**$ 108,253**	**$ 102,462**
Percent Increase	**5.7%**	

	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Income from continuing operations before income taxes	$ 312,682	$ 185,277
Share of same property NOI from unconsolidated joint ventures	20,964	20,694
Income and expense items not allocated to segments	286,984	409,505
Earnings from service operations	(8,343)	(14,197)
Properties not included and other adjustments	(207,059)	(221,362)
Same property NOI	**$ 405,228**	**$ 379,917**
Percent Increase	**6.7%**	

Same Property Net Operating Income

	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Income from continuing operations before income taxes	$ 185,277	$ 214,746
Share of same property NOI from unconsolidated joint ventures	21,910	20,667
Income and expense items not allocated to segments	409,505	381,204
Earnings from service operations	(14,197)	(24,469)
Properties not included and other adjustments	(248,121)	(252,504)
Same property NOI	**$ 354,374**	**$ 339,644**
Percent Increase	**4.3%**	

	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013
Income from continuing operations before income taxes	$ 225,125	$ 56,320
Share of same property NOI from unconsolidated joint ventures	19,546	18,319
Income and expense items not allocated to segments	442,768	562,315
Earnings from service operations	(24,469)	(22,763)
Properties not included and other adjustments	(338,972)	(303,517)
Same property NOI	**$ 323,998**	**$ 310,674**
Percent Increase	**4.3%**	

	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Income (Loss) from continuing operations before income taxes	$ 54,422	$ (80,538)
Share of same property NOI from unconsolidated joint ventures	17,347	15,922
Income and expense items not allocated to segments	562,315	628,503
Earnings from service operations	(22,763)	(20,201)
Properties not included and other adjustments	(310,799)	(252,807)
Same property NOI	**$ 300,522**	**$ 290,879**
Percent Increase	**3.3%**	

APPENDIX


St. Vincent
CARMEL
13420
WOMEN'S CENTER
13450
St. Vincent Women's Medical Center, Indianapolis, IN

DUKE REALTY CORPORATION
AGREEMENTS TO SELL MEDICAL OFFICE BUSINESS AND PORTFOLIO
MAY 1, 2017

Forward-Looking Statement

This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. The words "expect," "anticipate," "intend," "plan," "will," "may," "should," "could," "would," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Duke Realty Corporation undertakes no obligation to update or revise any forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include, but are not limited to, Duke Realty Corporation’s ability to complete the disposition on the currently agreed upon terms, or at all, including the satisfaction of closing conditions; Duke Realty Corporation’s ability to redeploy the transaction proceeds, including its ability to repay outstanding debt and availability of assets in which to reinvest; and changes to Duke Realty Corporation’s dividend policy. A further description of these and other risks and uncertainties can be found in the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Exit of MOB Business Completes Duke Realty's Transformation

Portfolio Overview By Product



Industrial
36%
MOB
5%
Retail
4%
Office
55%
2009
MOB
21%
Office
1%
Industrial
78%
2016
Industrial
99%
Office
1%
PF 3/31/17(1)

Positions Duke Realty as Leading Pure Play Domestic Industrial REIT

(1) Proforma for sale of medical office building business and portfolio.

Transaction Highlights

- ☑ Positions Duke Realty as the leading domestic pure play industrial REIT
- ☑ Simplifies business model; management focused exclusively on industrial platform
- ☑ Significant accretion to analyst view of NAV[(1)]
- ☑ Transaction structured to minimize earnings dilution – AFFO growth expected in 2017
- ☑ Reduced leverage: pro forma (TTM) debt / EBITDA of 4.9x – 4.1x with significant flexibility to fund future growth[(2)]
- ☑ Maintain current dividend – conservative AFFO payout ratio at less than 75%
- ☑ After debt paydown, cash retained or distributed will be $1,265 million
- ☑ Retained proceeds of $540 million to $1,015 million expected to be redeployed into core industrial assets by early 2018 further enhancing earnings growth - incremental leverage capacity to drive investments through the middle of 2018
- ☑ Special dividend expected of approximately $250 million to $725 million ($0.70 to $2.00 per share), dependent mainly on potential acquisitions[(3)]

(1) Estimated to be over $1.00 per share accretive to consensus NAV estimates.
(2) Assumes special dividend of $0.70 – $2.00 per share; Duke expects to reinvest proceeds by early 2018.
(3) Transaction has been structured to allow for tax deferral through Section 1031 acquisitions.

Summary Transaction Overview

	HTA Portfolio and Business[(1)]		TriHealth Portfolio		Total Portfolio and Business[(2)]	
	Size	#	Size	#	Size	#
In-Service Properties	5.6MM SF	71	381K SF	10	6.0MM SF	81
Development Properties[(3)]	288K SF	5			288K SF	5
Unconsolidated JVs	732K SF	2			732K SF	2
Land	16.5 acres	N/A			16.5 acres	N/A
Total Portfolio	**6.6MM SF / 16.5 acres**	**78**	**381K SF**	**10**	**7.0MM SF / 16.5 acres**	**88**
Gross Proceeds	**$2.8 billion**		**$155 million**		**$2.955 billion**	
Seller Financing	**$330 million**(4)		**$70 million**[(5)]		**$400 million**	

(1) Includes operating and development platform; (2) The final composition of the Total Portfolio could be impacted by ROFR's which could allow various hospital systems to purchase up to 30 properties; (3) Buyer will assume obligation to complete developments and will receive credit at closing for estimated costs to complete of $50 million; closing expected to occur in multiple stages in late Q2 and early Q3; (4) Duke Realty providing financing of $330 million in the form of a first mortgage note on a pool of properties representing ~75% LTV; the interest rate will be 4.0%; three annual principal payments of $110 million will be due beginning 2018; the seller financing mitigates earnings dilution, allows for orderly reinvestment of proceeds, and creates tax efficiencies; (5) Duke Realty provided financing of $70 million in the form of an unsecured note guaranteed by buyer which is A+ rated; the interest rate will be 4.0%; two annual principal payments of $35 million will be due beginning 2018.

Summary Sources and Uses

1 Seller Financing

- Utilize $400 million of seller financing to minimize earnings dilution
- Allows for more orderly reinvestment of proceeds
- Creates tax efficiencies

2 Leverage Reduction

- Repay $1.2 billion of debt, substantially reducing near term maturities
- Balance sheet is best in class

3 Capital Return to Shareholders

- $0.70 to $2.00 cash special dividend to shareholders

4 Cash to Fund Growth

- Funds $786 million industrial development pipeline - 6.4% yield[5]
- Funds active acquisitions pipeline, 1Q'17 acquisitions of $117 million – 4.7% yield[6]
- Expect to redeploy cash by early 2018, additional leverage capacity to fund growth through middle of 2018

Sources:	$ in Millions
Estimated Gross Proceeds[1]	$2,955
Cost Associated with Transaction[2]	($100)
1 Seller Financing	($400)
Cash Available to Redeploy	$2,455

Uses:	$ in Millions
2 Debt Repayments[3]	($1,190)
3 Special Dividend[4]	($725) to ($250)
4 Cash for Future Investments	$540 to $1,015

(1) Includes MOB Business and TriHealth portfolio; (2) $50 million of construction costs and $50 million of estimated closing costs; (3) Consists of the repayments of the credit facility (March 31, 2017 balance of $237 million + estimated Q2 activity of $263 million), term loans of $250 million, bonds of $415 million and debt premiums of $25 million; (4) Dependent on reinvestment opportunities; the transaction has been structured to accommodate Section 1031 acquisitions; (5) Initial stabilized cash yield, 6.8% stabilized GAAP yield; (6) Represents projected stabilized investment and return on real estate assets acquired after stabilization. Costs (such as applicable closing costs, lease up costs of any vacant space acquired, and deferred maintenance costs) are added to the acquisition price.

Detailed Use of Proceeds and Impact to 2017 Core FFO

(dollars in millions)

	Amount	Estimated GAAP 2017 "Reinvestment" Yield
TriHealth Portfolio Sale Price	$155	
HTA Portfolio Sale Price	2,800	
Estimated Gross Proceeds	**2,955**	
Estimated Construction Costs to Complete	(50)	
Estimated Closing Costs and Taxes	(50)	
Estimated Net Proceeds	**2,855**	(4.5%)[2]
Note receivable for TriHealth Portfolio	(70)	4.0%
Note receivable for HTA Portfolio	(330)	4.0%
Cash Available	**2,455**	
Debt Repayments		
Line of Credit[1]	(500)	~1.9%
1/15/2018 Bonds @ 6.5% Coupon	(286)	6.0%
1/15/2019 Term Loan	(250)	~2.0%
3/15/2020 Bonds @ 6.75% Coupon	(129)	6.0%
Debt Premiums	(25)	
Total Debt Repayments	**(1,190)**	
Special Dividend	**(725) to (250)**	N/A
Cash for Future Investments	**$540 to $1,015**	1.0% – 3.0%[3]

(1) March 31, 2017 balance of $237 + estimated Q2 activity of $263.
(2) Represents $31.939 of Q1 property level net operating income (PNOI), per page 15 of 1Q'2017 Supplemental Information, which is $127.756 on an annualized basis divided by estimated net proceeds.
(3) Reflects short term 2017 yields during cash redeployment.

Yield Analysis: Allocation of Sales Price to Operating Assets

(dollars in 000's)

Allocated Sales Price to Operating Assets			Source
Estimated Gross Proceeds (HTA & TriHealth)	$ 2,955,000		Appendix, page 54, third line item
(Less): Development & Land			
Costs to Complete Developments	(50,000)		Appendix, page 54, fourth line item
Construction in Progress	(42,981)		Appendix, page 58, footnote (4)
Approximate Market Value Premium on Developments	(16,090)		Appendix, page 58, footnote (5)
Land held for MOB Development	(10,944)		Appendix, page 58, footnote (6)
Allocation of Sales Price to Operating Assets	2,834,985	*[A]*	

NOI on Operating Assets			Source
Q1 In-place MOB NOI (HTA & TriHealth) (annualized)	$ 127,756	*[B]*	Q1 Supplmental, page 15 ($31.9M x 4)
Add: Embedded future NOI from Signed Leases	2,904		Q1 Supplmental, page 15 ($728K x 4)
Q1 in-place NOI + Embedded NOI (annualized)	$ 130,660	*[C]*	

In-place Cap Rate on Operating Assets (1st quarter annualized)	4.51%	*[B] divided by [A]*
Leased Cap Rate on Operating Assets (based on all signed leases)	4.61%	*[C] divided by [A]*

Impact on 2017 Leverage Metrics and Earnings

Impact of Deleveraging on Credit Ratios

	4/26/2017 Guidance	Revised Guidance After Transactions	
Debt Gross Assets	40% – 36%	31% – 27%	
FCC (Proforma TTM)	3.7x – 4.1x	4.4x – 4.8x	
Debt to EBITDA (Proforma TTM)	5.8x – 5.4x	4.9x – 4.1x	

Impact to Core FFO and AFFO

	4/26/2017 Guidance	Revised Guidance After Transactions	Change
Core FFO	$1.24 – $1.30	$1.16 –$1.24	($0.08) – ($0.06)
AFFO Growth over 2016	4.7% – 10.3%	0% – 5.7%	(4.7%) – (4.6%)

Assumes special dividend of $0.70 – $2.00 per share; Duke Realty expects to reinvest proceeds by early 2018, incremental leverage capacity to fund growth through middle of 2018

Improved Debt Maturities & Capital Structure

3/31 Debt Maturities


($ in millions)
41% of debt matures through 2020
$57
$325
$279
$631
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Average Interest Rate
5.91%
5.70%
7.57%
3.00%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

3/31 Proforma[2] Debt Maturities


Repaid: 2018 6.5% Bonds $286
17% of debt matures through 2020
Repaid: Line of credit $237[1] Term Loan $250 2020 6.75% bonds $129
$57
$39
$279
$15
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Average Interest Rate
5.91%
2.99%
7.57%
5.85%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

CAPITALIZATION

(in $ millions at 3/31/17, excludes unconsolidated JV debt)


Unsecured debt $2,735
Secured debt $367
25%
75%
Common equity at market value (3/31/17) $9,428

$1,190[1] reduction in total debt plus cash remaining of $1,265

PROFORMA CAPITALIZATION

(in $ millions at 3/31/17, excludes unconsolidated JV debt)


Unsecured debt $1,833
Secured debt $367
19%
81%
Common equity at market value (3/31/17) $9,428

(1) *March 31, 2017 balance of $237 + estimated Q2 activity of $263.*
(2) *Proforma adjustments to show effect of debt repaid in 2017 on maturities and rates in year of maturity.*

Components of Net Asset Value

March 31, 2017 - With Proforma Adjustments for MOB Sale[1]

(unaudited and in thousands)

Real Estate		
Stabilized Operating Portfolio Generating Positive NOI - Current Quarter		
Wholly Owned Industrial Proforma NOI	$	117,153
Share of Industrial JV Proforma NOI		4,107
Total Industrial	$	121,260
Wholly Owned Non-Core Real Estate Proforma NOI	$	1,506
Share of Non-Core Real Estate JV Proforma NOI		396
Total Non-Core Real Estate	$	1,902
Embedded Future PNOI from Signed Leases in Recently Stabilized Developments		
Industrial	$	1,223
PNOI from Unstabilized In-Service Developments		
In-place PNOI - Industrial Developments	$	17
Embedded Future PNOI from Signed Leases - Industrial Developments	$	242
Estimated PNOI from Future Lease Up - Industrial Developments	$	583

Real Estate Not Valued by Income Capitalization		
Pending Sales:		
Estimated Net Cash Proceeds from Medical Office Building[2]	**$**	**2,455,000**
Seller Financing Notes Receivable[3]	**$**	**400,000**
Estimated Net Proceeds from Other Assets Held for Sale	$	3,642
Gross Book Value of Stabilized Portfolio Generating Negative NOI	$	180,407
Development and Land		
Wholly Owned CIP[4]	$	398,077
Share of JV CIP		7,967
Estimated Development Value Creation at Own %[5]		161,491
Wholly Owned Development Land[6]		155,487
Wholly Owned Sale Land		50,586
Share of JV Land		45,114
	$	818,722

Services Operations Net Income		
Mid-Point of 2017 Full Year Guidance	$	3,000

Other Assets		
Cash - March 31, 2017	$	13,389
Restricted cash held for like-kind exchange - March 31, 2017		58,029
Accounts Receivable and Construction Receivables[7]		17,034
Other Tangible Assets[8]		105,097
Subtotal Other Assets	$	193,549

Liabilities		
Total Debt, excluding deferred financing costs	$	3,102,326
Share of JV Debt		82,603
Other Tangible Liabilities[9]		273,547
Total Liabilities	$	3,458,476

Outstanding Shares and Share Equivalents	
Common Shares Outstanding	355,587
Partnership Units Outstanding	3,308
Other Potentially Dilutive Securities	3,163
	362,058

Notes

(1) Unless otherwise stated, amounts are derived from the Duke Realty Corporation's "Supplemental Information - First Quarter 2017" as posted on the Company website.

(2) Total proceeds less estimated closing costs and costs to complete for sales of the Company's medical office assets per page 7 of this presentation. Repayments of debt, investments in property development or acquisitions, payments of special dividends and other uses of proceeds, are not reflected.

(3) $70 million of the seller financing is related to the sale of the TriHealth Portfolio, while $330 million of the seller financing is related to the HTA Portfolio.

(4) CIP per the March 31, 2017 balance sheet, less $42,981 related to MOB portfolio.

(5) Excludes $16,090 of estimated value creation for MOB developments.

(6) Excludes $10,944 of MOB development land.

(7) Excludes MOB-related receivables totaling $7,056.

(8) Excludes MOB-related assets of $10,279.

(9) Excludes MOB-related liabilities totaling $38,573.

2017 Range of Estimates

Revised May 1st, 2017

(dollars in millions except per share amounts - changes from previous guidance in bold)

	Range of Estimates As of 4/26/17		Revised Range of Estimates		
Metrics	**Pessimistic**	**Optimistic**	**Pessimistic**	**Optimistic**	**Key Assumptions**
Net Income per Share Attributable to Common Shareholders – Diluted	$0.68	$0.87	**$4.19**	**$4.70**	▪ Significant gains on MOB sales
NAREIT FFO per Share Attributable to Common Shareholders – Diluted	$1.23	$1.33	**$1.07**	**$1.21**	▪ MOB sales dilution ▪ Includes net gains on land sales and debt extinguishment costs
Core FFO per Share Attributable to Common Shareholders – Diluted	$1.24	$1.30	**$1.16**	**$1.24**	▪ MOB sales dilution $0.06 to $0.08 ▪ Relatively flat occupancy with strong rent growth ▪ Includes lease buyout income of $0.02 per share
Growth in AFFO – Share Adjusted	4.7%	10.3%	**0%**	**5.7%**	▪ MOB sales dilution ▪ Overall strong operating results
Average Percentage Leased (in service)	96.0%	97.0%	96.0%	97.0%	▪ Leased significant speculative development ▪ Near peak occupancy and limited up-side ▪ Revised guidance for industrial only
Same Property NOI Growth	2.5%	4.3%	2.5%	4.3%	▪ Continued solid rent growth, embedded lease escalators ▪ Revised guidance for industrial only
Building Acquisitions (Duke share)	$100	$150	**$150**	**$900**	▪ Focused on Tier 1 markets ▪ Wide range pending opportunities to redeploy MOB proceeds
Building Dispositions (Duke share)	$300	$500	**$3,000**	**$3,200**	▪ Dispose of all MOB and residual office
Land Sale Proceeds	$25	$50	**$30**	**$60**	▪ Non-strategic inventory is shrinking ▪ Includes MOB land
Development Starts (JVs at 100%)	$500	$700	$500	$700	▪ Strong start and good pipeline of BTS prospects ▪ Speculative industrial starts in targeted growth markets ▪ Revised guidance includes industrial only
Service Operations Income	$2	$4	$2	$4	▪ Focus on development over third party work ▪ Lower fees from joint ventures
General & Administrative Expense	$58	$54	**$56**	**$52**	▪ Overhead savings from MOB disposition
Effective Leverage (Gross Book Basis)	40%	36%	**31%**	**27%**	▪ Under leveraged during near term ▪ Will operate at BBB+/Baa1 levels long term
Fixed Charge Coverage (Proforma TTM)	3.7X	4.1X	**4.4X**	**4.8X**	▪ Strong operational performance
Net Debt to Core EBITDA (Proforma TTM)	5.8X	5.4X	**4.9X**	**4.1X**	▪ Will operate at BBB+/Baa1 levels long term ▪ Wide rage pending acquisition opportunities
Special Dividend per Share	-	-	**$0.70**	**$2.00**	▪ Impacted by acquisition opportunities

Reconciliation of 2017 FFO Guidance

	Unaudited	
	Pessimistic	Optimistic
Net Income per Common Share, Diluted	**$4.19**	**$4.70**
Depreciation and Gains on Sales of Depreciated Property (Including Share of Joint Venture)	(3.12)	(3.49)
FFO per Share - Diluted, as Defined by NAREIT	**$1.07**	**$1.21**
Gains on Land Sales	0.00	(0.03)
Loss on Debt Extinguishment	0.08	0.06
Other	0.01	0.00
Core FFO per Share - Diluted	**$1.16**	**$1.24**

Definitions

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of business combinations, gains on the sale of merchant buildings, promote income and severance charges related to major overhead restructuring activities. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Definitions (*con't*)

Adjusted Funds from Operations ("AFFO"): AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those properties that were owned and in-service as of January 1, 2016, and held as in-service properties through the end of the reporting periods shown. In addition to excluding properties that have been sold or identified as held-for-sale through the end of the reporting periods shown, we also exclude properties where revenues from lease buyouts in excess of $250,000 have been recognized in either the full calendar year 2016 or year-to-date calendar year 2017.